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                                                               EXHIBIT 10.34

CIBC
                                                Ron D. Craven
                                                Commercial Lending Specialist
                                                -------------------------
                                                Winnipeg Commercial Banking
                                                Centre
                                                500-One Lombard Place
                                                Winnipeg, MB
                                                R3C 2P3

                                            August 17, 1999
Mr. D. B. Kunau
Assistant Treasurer
Ceridian Corporation
8100 34th Avenue South
Minneapolis, MN
55425-1640

Dear Mr. Kunau:

                      AMENDMENT NUMBER 1
                      CERIDIAN CANADA LTD.
                      CREDIT AGREEMENT DATED MARCH 1, 1998
                      ------------------------------------

We refer to the above agreement and our discussions concerning a review of the credit limits including Facility B which is subject to annual review as per
Section 5.2(b). Based on our discussions we confirm the following changes:

         - The credit limit for Facility A has been permanently reduced to $45,000,000.
         -  The credit limit for Facility B has been reduced to $3,000,000.

         Standby Fees-
         - The standby fee recorded in Section 4.5 for Facility A is now being calculated on the reduced authorized limit.
         - The standby fee for Facility B as set out in Section 4.5 is now waived.

Please acknowledge receipt of these amendments on the enclosed copy of this letter. The next annual review is scheduled for April 30, 2000.


Yours truly,


/s/R.D. Craven
Commercial Lending Specialist

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                                               Tel:  204-944-5033
                                               Fax:  204-943-8347

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              Acknowledgment:   The undersigned acknowledges receipt of a copy
                                of this Agreement.

                                Accepted this 30th day of August, 1999.

              CERIDIAN CANADA LTD.

                 By:     /s/John H. Grierson   By:    /s/James R. Burkle

                 Name:   John H. Grierson      Name:  James R. Burkle

                 Title:  Vice President        Title: Vice President
                         & Treasurer
































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